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                                                   EXHIBIT 10.3 OF FORM 10-QSB

                         AMENDMENT OF WARRANT AGREEMENT

         THIS FIRST AMENDMENT, made this 17th day of July, 1996 (this "Amendment"), is made to the Stratum Warrant dated March 4, 1996 (the "Stratum Warrant" or "Warrant Agreement") by and between PRINCETON DENTAL MANAGEMENT CORPORATION, a Delaware corporation ("Princeton") and STRATUM MANAGEMENT, INC.

                                   RECITALS:

         A. Princeton has issued the Stratum Warrant to Stratum giving Stratum the right to purchase up to 600,000 shares of Princeton common stock.

         B. Certain lenders of Princeton have required that Stratum forfeit its rights to certain of the Warrants as a condition of a certain Letter Agreement.

         NOW, THEREFORE, for the reasons stated above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank and the Borrower hereby agree as follows.

                                  AGREEMENTS:

         SECTION 1 Amendments to Stratum Warrant. The Stratum Warrant shall be amended by striking the term "600,000 shares" wherever it appears and substituting in its place the term "388,000 shares." Stratum acknowledges and agrees that the Warrant shall remain in effect except that it shall only have the right to purchase 388,000 shares upon the terms and conditions stated therein. Stratum agrees to execute a replacement Warrant Agreement and cancel the existing Warrant Agreement upon the request of Princeton.





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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

                                         PRINCETON DENTAL MANAGEMENT CORPORATION


                                          By:______________________
                                          Title:_____________________




                                          By:_______________________
                                          Title:______________________





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